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                                                                   EXHIBIT 10.27

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                            SUBSCRIPTION AGREEMENT


                              IXL HOLDINGS, INC.


IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.




                           Dated as of June 3, 1996



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                            SUBSCRIPTION AGREEMENT
                            ----------------------

          Subscription Agreement, dated as of June 3, 1996, between IXL Holdings Inc., a Delaware corporation (the "Company"), and James S. Altenbach (the "Purchaser").

          WHEREAS, the Purchaser desires to subscribe for, and the Company desires to make available for purchase, 500 shares of the Company's Class A Convertible Preferred Stock, par value $.0l per share (the "Shares"), on the terms and conditions set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

          1.   Purchase and Sale of the Shares. (a) General. Subject to all of
               -------------------------------      -------
the terms and conditions of this Agreement, and in reliance upon the representations and warranties contained herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to the Purchaser for his own account, on the Closing Date (as defined in Section 2(a) hereof), the Shares.

          (b)  Purchase Price.  The purchase price per Share shall be $100.00.
               --------------

          (c)  Consideration.  At the Closing, the Purchaser shall purchase the
               -------------
Shares for $50,000 (the "Consideration"). The Consideration shall be paid by the Purchaser at the Closing in cash payable by wire transfer of immediately available funds to an account designated by the Company or by bank check if acceptable to the Company.

          2.   Closing.  (a)  Time and Place.  The Closing of the transactions
               -------        --------------
contemplated by this Agreement (the "Closing") shall take place on a business day that is no more than ten business days after the closing of the sale of Ellis Communications, Inc., whether structured as a sale of stock, assets, merger, spin-off or otherwise, or on such other date as the parties may agree (the "Closing Date"), provided, however, that the Purchaser may waive the
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condition that such sale shall have occurred and proceed with the Closing.  The
Purchaser shall designate the date of Closing in accordance with the terms of the preceding sentence by giving the Company at least five business days prior written notice of such Closing. The Closing shall be held at 10:00 a.m. in the offices of Minkin & Snyder, 3060
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Peachtree Road, Suite 1100, Atlanta, Georgia, or at such other time or place as the parties may agree.

          (b)  Delivery by the Company.  At the Closing, against delivery of the
               -----------------------
Consideration by the Purchaser, the Company will deliver to the Purchaser a stock certificate registered in the Purchaser's name and representing the Shares, which certificates shall bear the legends set forth in the Stockholders Agreement, dated as of April 30, 1996, as the same shall be amended from time to time (the "Stockholders Agreement"), among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., the Purchaser and the other stockholders of the Company party thereto.

          (c)  Delivery by the Purchaser.  At the Closing, the Purchaser will
               -------------------------
deliver the Consideration as provided in Section 1(c).

          3.   Purchaser's Representations, Warranties and Covenants.  (a)
               -----------------------------------------------------
Investment Intention and Restrictions on Disposition.  The Purchaser represents
----------------------------------------------------
and warrants that he is acquiring the Shares solely for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof in any transaction or series of transactions that would be in violation of the securities laws of the United States or any state thereof. The Purchaser agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Shares) or any interest therein or any rights relating thereto, except in compliance with (1) the Securities Act of 1933, as amended (the "Act"), and the
                 -
rules and regulations of the Securities and Exchange Commission thereunder, (2)
                                                                             -
all applicable state securities or "blue sky" laws and (3) the Stockholders
                                                        -
Agreement. The Purchaser further understands, acknowledges and agrees that none of the Shares or any interest therein or any rights relating thereto may be transferred, sold, pledged, hypothecated or otherwise disposed of (x) unless the
                                                                   -
provisions of such Stockholders Agreement shall have been complied with and (y)
                                                                             -
unless such disposition is exempt from the provisions of Section 5 of the Act or is pursuant to an effective registration statement under the Act and is exempt from (or in compliance with) applicable state securities or "blue sky" laws. Any attempt by the Purchaser, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares without complying with the provisions of

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this Agreement and the Stockholders Agreement shall be void and of no effect.

          (b)  Securities Law Matters.  The Purchaser acknowledges receipt of
               ----------------------
advice from the Company that (i) the Shares have not been registered under the
                              -
Act or qualified under any state securities or "blue sky" laws, (ii) it is not
                                                                 --
anticipated that there will be any public market for the Shares, (iii) the
                                                                  ---
Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Act ("Rule 144") is not
               --
presently available with respect to sales of any securities of the Company and the Company has made no covenant to make Rule 144 available and Rule 144 is not anticipated to be available in the foreseeable future, (v) when and if the
                                                        -
Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule, (vi) if the exemption afforded by Rule 144 is not
                              --
available, public sale of the Shares without registration will require the availability of an exemption under the Act and (vii) a notation shall be made in
                                                ---
the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and the Stockholders Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

          (c)  Ability to Bear Risk.  The Purchaser represents and warrants that
               --------------------
(i) his financial situation is such that he can afford to bear the economic risk
 -
of holding the Shares for an indefinite period and (ii) he can afford to suffer
                                                    --
the complete loss of his investment in the Shares.

          (d)  Access to Information; Sophistication.  The Purchaser represents
               -------------------------------------
and warrants that (i) he is familiar with the business and financial condition,
                   -
properties, operations and prospects of the Company and that he has had, during the course of the transactions contemplated hereby, the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of the purchase of the Shares and to obtain any additional information that he deems necessary, (ii)
                                                                          --
his knowledge and experience in financial and business matters is such that he is capable of evaluat-

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ing the merits and risk of the investment in the Shares and (iii) he has
                                                             ---
carefully reviewed the terms and provisions of the Stockholders Agreement and has evaluated the restrictions and obligations contained therein. In furtherance of the foregoing, the Purchaser represents and warrants that (i) no
                                                              -
representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of the Company or as to the desirability or value of an investment in the Company has been made to him by or on behalf of the Company, except for those representations and warranties contained in Section 4 and the Stockholders Agreement, (ii) he has relied upon his own independent appraisal and
            --
investigation, and the advice of his own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company and (iii) he will
                                                                   ---
continue to bear sole responsibility for making his own independent evaluation and monitoring of the risks of his investment in the Company.

          (e)   Accredited Investor.  The Purchaser represents and warrants that
                -------------------
he is an "accredited investor" as such term is defined in Rule 501 (a) promulgated under the Act and that:

          (i) he has an individual net worth, or joint net worth with his spouse, of at least $1,000,000; or

          (ii) he has had an individual income in excess of $200,000 in each of 1994 and 1995 or joint income with his spouse in excess of $300,000 in each of 1994 and 1995, and he has a reasonable expectation of reaching the same income level in 1996; or

          (iii) he is an executive officer of the Company.

          (f)   Due Execution and Delivery. The Purchaser represents and
                --------------------------
warrants that (i) he has duly executed and delivered this Agreement, (ii) this
               -                                                      --
Agreement constitutes the Purchaser's legal, valid and binding obligations, enforceable against him in accordance with its terms, (iii) no consent,
                                                       ---
approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by him in connection with the execution and delivery of this Agreement or the performance of his obligations hereunder and (iv) he is a resident of the state
                                              --
set forth below his name on the signature page hereof.

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          4.   Representations and Warranties of the Company. The Company
               ---------------------------------------------
represents and warrants to the Purchaser that (i) the Company is a corporation
                                               -
duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution and delivery of this Agreement, the
                    --
performance of the Company's obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Company, (iii) this Agreement
                                                            ---
has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, except as the same may be affected by bankruptcy, insolvency, moratorium or similar laws, or by legal or equitable principles relating to or limiting the rights of contracting parties generally, and (iv)
                                                                          --
the Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement and the Stockholders Agreement or otherwise in connection with the transactions contemplated hereby and thereby.

          5.   State Securities Laws. Notwithstanding anything in this Agreement
               ---------------------
to the contrary, the Company shall not have any obligation to sell any Shares to the Purchaser who is a resident of a jurisdiction in which the sale of such shares to the Purchaser would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction.

          6.   Stock Certificate Legends.  The certificates representing the
               -------------------------
Shares shall bear the following legends:

     (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS' AGREEMENT OF THE COMPANY, DATED AS OF APRIL 30, 1996, AS THE SAME SHALL BE AMENDED FROM TIME TO TIME (THE "STOCKHOLDERS AGREEMENT").

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     (ii)  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
           RESTRICTIONS ON TRANSFER, A VOTING AGREEMENT AND OTHER CONDITIONS AND RESTRICTIONS, AS SPECIFIED IN THE STOCKHOLDERS AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE STOCKHOLDER OF SUCH SHARES UPON WRITTEN REQUEST.

     (iii) THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS.

In addition, certificates representing Shares owned by residents of certain states shall bear any legends required by the laws of such states.

           7.  Miscellaneous.  (a)  Termination.  This Agreement may be
               -------------        -----------
terminated by either the Company or the Purchaser upon written notice to the other if the Closing has not occurred by December 31, 1996.

           (b) Notices.  All notices and other communications required or
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permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by fax or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other similar courier service to the parties to this Agreement at the following addresses or to such other address as the party to this Agreement whose address it is shall specify by notice to the other: if to the Purchaser, to the Purchaser at the address set forth under the Purchaser's name on the signature page of this Agreement; and if to the Company, to it at IXL Holdings, Inc., 1465 Northside Drive, Atlanta, Georgia 30318, Attention:. U. Bertram Ellis, Jr., with a copy to Kelso & Company, 320 Park Avenue, 24th Floor, New York, New York 10022, Attention: James J. Connors, II, Esq.

           (c) Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective successors or permitted assigns any legal or equitable right,

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remedy or claim under or in respect of any agreement or any provision contained herein.

          (d)  Waiver, Amendment. (i)  Waiver.  No action taken pursuant to this
               -----------------       ------
Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by such party taking such action of compliance by any other party with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          (ii) Amendments.  Neither this Agreement nor any term or provision
               ----------
hereof may be amended, modified, waived or supplemented orally, but only by a written instrument executed by the Company and the Purchaser.

          (e)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of the Purchaser or by the Purchaser without the prior written consent of the Company.

          (f)  Applicable Law. This Agreement shall be governed by and construed
               --------------
in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

          (g)  Section and Other Headings.  The section and other headings
               --------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (h)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original and both of which together shall be deemed to be one and the same instrument.

          (i)  Pronouns.  Any use of masculine pronouns herein shall be deemed
               --------
to include the feminine and neuter cases, as applicable.

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          (j)  Entire Agreement.  The Stockholders Agreement and this Agreement
               ----------------
shall constitute the entire agreement of the parties hereto with respect to the subject hereof and shall supersede all prior agreements, arrangements, understandings, documents, instruments and communications, whether written or oral, with respect to the subject matter hereof and thereof.

          (k)  Severability.  In case any provision of this Agreement shall be
               ------------
invalid or unenforceable in any jurisdiction, the validity and enforceability of the remaining provisions shall not in any way be affected thereby.

                 [Rest of the page intentionally left blank.]

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          IN WITNESS WHEREOF, the Company and the Purchaser have executed this
Agreement as of the date first set forth above.

                                             IXL HOLDINGS, INC.



                                             By: /s/ James V. Sandry
                                                -------------------------------
                                                Name:  James V. Sandry
                                                Title: Executive Vice President


                                             PURCHASER:



                                             /s/ James S. Altenbach
                                             ----------------------------------
                                             JAMES S. ALTENBACH
                                             873 Countryside Court
                                             Marietta, Georgia  30067

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